UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 August 21, 2003
                                 Date of Report
                        (Date of earliest event reported)


                                  Novell, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                  0-13351                  87-0393339
(State or other jurisdiction   (Commission File            (IRS Employer
      of incorporation)             Number)             Identification Number)


                             1800 South Novell Place
                                Provo, Utah 84606
                    (Address of principal executive offices)


                                 (801) 861-7000
                         (Registrant's telephone number,
                              including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item    12.    Results of Operations and Financial Condition


On August 21, 2003, Novell, Inc. issued a press release to report the company's financial results for the quarter ended July 31, 2003. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Novell has disclosed non-GAAP financial measures in the press release, including adjusted income (loss) from operations, adjusted income (loss) before taxes, adjusted net income (loss), and adjusted diluted net income (loss) per share for the fiscal quarters ended July 31, 2003, April 30, 2003 and July 31, 2002.

Novell believes that the presentation of adjusted income (loss) from operations, which excludes restructuring charges and associated adjustments, acquisition related charges, integration charges and merger reserves, provides useful information to investors regarding Novell's results of operations because it enables investors to make additional meaningful comparisons of Novell's performance from one reporting period to another. Because these types of charges occur irregularly, are often material, and are not readily capable of being predicted, Novell believes that the non-GAAP presentation may be useful in assessing the future prospects of the Company.

Novell believes that the presentation of adjusted income (loss) before taxes, which excludes impaired intangible asset charges, gains on the sale of facilities, investment write downs, and the loss on the acquisition of minority interest shares as well as the items discussed above, provides useful information to investors regarding Novell's results of operations because, in addition to the reasons set forth above, the investment write downs are influenced by market valuations, general economic conditions and the performance of the underlying investees and, consequently, these items do not reflect Novell's day-to-day business operations of delivering software and services solutions to its customers. The impairment of intangible assets and gain on sale of a facility, as well as the investment write downs, are not readily capable of being predicted, occur irregularly and are often material, Novell believes that the non-GAAP presentation may be useful in assessing the future prospects of the Company.

Novell believes that the presentation of adjusted net income (loss) and adjusted diluted net income (loss) per share taking into account the tax adjustments that are related to the items listed above provides useful information to investors regarding Novell's results of operations because it assists investors in evaluating the overall net effect of the foregoing adjustments and to make meaningful comparisons against the non-adjusted GAAP results that are presented.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  Novell, Inc.
                                  (Registrant)



Date: August 21, 2003              By: /s/ Joseph S. Tibbetts, Jr.
                                      -----------------------------------------
                                            (Joseph S. Tibbetts, Jr.,
                                       Senior Vice President, Chief Financial
                                      Officer and Principal Accounting Officer)

                                  EXHIBIT INDEX

The following exhibit is filed as part of this current report on Form 8-K:


Exhibit
Number            Description

99.1              Press release of Novell, Inc. dated August 21, 2003.

The Exhibit attached to this Form 8-K is incorporated by reference into Item 12 of this Form 8-K and, consistent with the treatment of information set forth in
Item 12 of the Form 8-K, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.